UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  August 14, 2006

Commission File Number 000-26076

SINCLAIR BROADCAST GROUP, INC.

(Exact name of registrant)

Maryland	52-1494660
(State of organization)	(I.R.S. Employer Identification Number)

10706 Beaver Dam Road

Cockeysville, MD  21030

(Address of principal executive offices and zip code)

(410) 568-1500

(Registrant’s telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SINCLAIR BROADCAST GROUP, INC.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

In connection with the preparation by Sinclair Broadcast Group, Inc. (the “Company”) of its Quarterly Report on Form 10-Q for the quarter ended June 30, 2006 and related analysis of information, the Company has considered a question raised by our independent registered public accounting firm regarding a technical accounting issue of whether to treat the Company’s election to exchange its Series D Convertible Exchangeable Preferred Stock (the “Preferred Stock”) for 6% Convertible Debentures due 2012 (the “Debentures”) as an exchange or as a redemption of the Preferred Stock. When such election to exchange securities was made in June 2005, the Company determined and its independent registered public accounting firm Ernst & Young LLP (“Ernst & Young”) concurred, that the transaction could be accounted for as an exchange.  As previously disclosed by the Company, following discussions with Ernst & Young and as a result of the uncertainty regarding the appropriate accounting treatment, the Company made a written submission to the Securities and Exchange Commission (the “SEC”) on August 8, 2006, requesting the SEC’s view of the most appropriate accounting treatment for the transaction and engaged in discussions with the SEC staff regarding this question.

As a result of those discussions and after further consideration, the Company has determined, and its auditors have concurred, that, in the absence of  other applicable accounting guidance, the most appropriate accounting guidance to be followed is Emerging Issues Task Force Topic D-42, “The Effect of the Calculation of Earnings per Share for the Redemption or Induced Conversion of Preferred Stock” and the previously described transaction should be accounted for as a redemption based upon the fair value of the Debentures issued, rather than as an exchange.  As a result, on August 11, 2006, the Audit Committee of the Board of Directors of the Company determined, after consultation with management and with the concurrence of Ernst & Young, that the Company’s financial statements for the quarters ended June 30, 2005, September 30, 2005 and March 31, 2006 and for the year ended December 31, 2005 should no longer be relied upon.  The Audit Committee authorized the Company to amend and restate its financial statements and other financial information for the quarters ended June 30, 2005, September 30, 2005 and March 31, 2006 and for the year ended December 31, 2005.  The Company intends to file its amended reports for the periods affected containing such amended and restated financial statements and other financial information as soon as reasonably practicable.

The Company’s management and Audit Committee have discussed the matters disclosed under this Item 4.02 with Ernst & Young.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SINCLAIR BROADCAST GROUP, INC.

By:	/s/ David R. Bochenek
Name:	David R. Bochenek
Title:	Vice President / Chief Accounting Officer

Dated: August 14, 2006